                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                       Date of Report: February 23, 2001

                               XTRA Corporation
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            (Exact name of registrant as specified in its charter)

Delaware                                      1-7654            06-0954158
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State of incorporation                     (Commission         (IRS Employer
of organization                            File Number)     Identification No.)

200 Nyala Farms Road, Westport, CT                                        06880
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(Address of principal executive offices)                               Zip Code


Registrant's telephone number including area code: (203) 221-1005
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         (Former name or former address, if changed since last report)


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Item 5 - Other Events:
----------------------

On February 22, 2001, XTRA Corporation issued a press release disclosing the resignation of Vice President and Chief Financial Officer, Michael J. Soja, which is contained herein on page 3.
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FOR IMMEDIATE RELEASE                    Contact:
---------------------                    -------

                                         XTRA Corporation
                                         Stephanie L. Johnson
                                         Vice President and Treasurer
                                         Tel: (203) 291-3914



XTRA ANNOUNCES RESIGNATION OF CHIEF FINANCIAL OFFICER

Westport, CT (February 22, 2001) XTRA Corporation (NYSE: XTR) today announced the resignation of Michael J. Soja, Vice President and Chief Financial Officer.

XTRA's President and Chief Executive Officer, Lewis Rubin, said, "Mike has served the Company for more than 26 years since joining XTRA in 1974 as Assistant Controller. During his tenure, he has held increasingly responsible positions with the Company, assuming his current position in 1993. XTRA has greatly benefited from Mike's technical skills, business knowledge, and commitment to the development of XTRA's employees. We wish him and his family the very best and thank him for his dedicated service to XTRA."

XTRA Corporation leases, primarily on an operating basis, over-the-road trailers, marine containers, and intermodal equipment, including intermodal trailers, chassis, and domestic containers.


This press release may contain, in addition to historical information, certain forward-looking statements that involve risks and uncertainties. These include statements relating to such factors as expected demand and utilization, business conditions, and capital expenditures. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause such a difference include, but are not limited to, the variability of the Company's revenues and its fixed operating expenses; the impact of the North American and international economies on revenues, lease rates and utilization; and fluctuations in interest rates and foreign exchange rates. These risks are discussed under the caption "Cautionary Statements for Purposes of the `Safe Harbor' Provisions of the Private Securities Litigation Reform Act of 1995" in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000 on file with the SEC.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               XTRA CORPORATION
                          ---------------------------
                                         (Registrant)



Date: February 23, 2001                   /s/ Lewis Rubin
      ----------------------------       ----------------------------
                                         Lewis Rubin
                                         President and
                                         Chief Executive Officer